UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.      )

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BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2006

          The 2006 annual meeting of stockholders of Bright Horizons Family Solutions, Inc. will be held at 8:30 a.m., local time, on Tuesday, June 6, 2006, at our corporate offices, 200 Talcott Avenue South, Watertown, Massachusetts. At the annual meeting, stockholders will act on the following proposals:
1.	Election of four Class II directors;

2.	Consideration and approval of the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan; and

3.	Any other matters that may properly come before the annual meeting.
          Stockholders of record at the close of business on April 13, 2006 are entitled to vote at the annual meeting or any postponement or adjournment.
          Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY in order that as many shares as possible will be represented.
By order of the Board of Directors,

Stephen I. Dreier
Chief Administrative Officer and
Secretary
Watertown, Massachusetts
April 28, 2006

ii

Bright Horizons Family Solutions, Inc.
200 Talcott Avenue South
Watertown, Massachusetts 02472

PROXY STATEMENT

          The Board of Directors (the “Board”) of Bright Horizons Family Solutions, Inc. (the “Company”) is soliciting proxies to be used at the 2006 annual meeting. This proxy statement and the enclosed proxy will be mailed to stockholders on or about April 28, 2006.
ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
          At our annual meeting, stockholders will act upon the proposals outlined in the accompanying notice of meeting. In addition, our management will report on our performance during fiscal 2005 and respond to questions from stockholders.
Who is entitled to vote at the annual meeting?
          Only stockholders of record at the close of business on the record date, April 13, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting, or any postponement or adjournment of the annual meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.
What constitutes a quorum?
          The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the annual meeting to conduct its business. As of April 5, 2006, 26,677,754 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting.
How do I vote?
          If you complete and properly sign the accompanying proxy card and return the card to us, it will be voted as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares.
Can I change my vote after I return my proxy card?
          Yes. You can revoke your proxy at any time before it is exercised in any of three ways:
•	by submitting written notice of revocation to the Secretary;

•	by submitting another proxy that is later dated and properly signed; or

•	by voting in person at the annual meeting.

What are the Board’s recommendations?
          Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board. The Board recommends a vote for election of each of the nominated directors and for approval of the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan.
          With respect to any other proposal that properly comes before the annual meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
          Election of Directors. The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required for the election of directors. A properly executed proxy indicating that authority is WITHHELD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors are elected.
          Approval of Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan; Other Proposals. Approval of the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan and any other proposal, other than the election of directors, that properly comes before the annual meeting will be approved if a majority of the shares present or represented and voting on the proposal vote in favor of the proposal, except where a different vote is required by express provision of law. A properly executed proxy marked ABSTAIN with respect to any such proposal will not be voted, although it will be counted for the purpose of determining whether there is a quorum. Accordingly, an abstention will not have an effect on the outcome of the proposal. The Board knows of no other matters that are to be brought to a vote at the annual meeting. If any other matter does come before the annual meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.
How do I vote my shares if they are held in the name of my broker (street name)?
          If your shares are held by your broker, often referred to as in “street name,” you should receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker may vote your shares at its discretion on your behalf. However, if you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

STOCK OWNERSHIP
How much stock do the Company’s directors, executive officers and largest holders own?
          The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by those stockholders who beneficially own more than 5% of our common stock, and by our directors, our executive officers named in the Summary Compensation Table below and our directors and executive officers as a group. Except as otherwise indicated, all information is as of April 5, 2006.

	Aggregate Number of	Right to
	Outstanding Shares	Acquire	Percent of
Name	Beneficially Owned(1)	within 60 Days(2)	Shares Outstanding(3)

Delaware Management Holdings	1,662,236 (4)	0	6.23%
Mary Ann Tocio	45,140	192,717	*
David H. Lissy	134,472	65,992	*
Roger H. Brown	125,268	53,550	*
Linda A. Mason	125,268	53,550	*
Stephen I. Dreier	55,335	31,436	*
Elizabeth J. Boland	45,136	20,000	*
Joshua Bekenstein	20,812	21,333	*
Fred K. Foulkes	18,402	21,333	*
Marguerite W. Sallee	32,000	0	*
Ian M. Rolland	2,000	21,333	*
Sara Lawrence-Lightfoot	875	20,333	*
JoAnne Brandes	1,800	17,333	*
E. Townes Duncan	5,720	2,000	*
David Gergen	250	6,667	*
Directors (including nominees) and executive officers as a group (14 persons)	487,210	474,027	3.54%

* Represents less than 1% of our outstanding common stock

(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:
•	Mr. Brown — 61,884 shares held by Mr. Brown and Linda A. Mason, his wife, as co-trustees of the Roger H. Brown, Jr. Revocable Trust, and 63,384 shares held by Ms. Mason and Mr. Brown as co-trustees of the Linda A. Mason Revocable Trust.

•	Ms. Mason — 63,384 shares held by Ms. Mason and Roger H. Brown, her husband, as co-trustees of the Linda A. Mason Revocable Trust, and 61,884 shares held by Mr. Brown and Ms. Mason as co-trustees of the Roger H. Brown, Jr. Revocable Trust.

•	Mr. Duncan — 600 shares held by his children; 1,400 shares held in accounts for the benefit of Mr. Duncan’s mother; and 912 shares held in several trusts of which his wife is trustee.

(2)	Reflects the number of shares that could be purchased upon exercise of options available at April 5, 2006 or within 60 days thereafter under our stock incentive plans. Ms. Mason disclaims beneficial ownership of 53,550 shares issuable upon exercise of options held by Roger H. Brown, her husband.

(3)	Based on the number of shares outstanding at April 5, 2006.

(4)	This information is based upon a Schedule 13G/A filed on February 9, 2006. The holder reports sole voting power as to 1,652,143 shares and sole dispositive power as to 1,662,236 shares. The principal address of the holder is 2005 Market Street, Philadelphia, Pennsylvania 19103.
Section 16(a) Beneficial Ownership Reporting Compliance
          The federal securities laws require our directors and executive officers, and persons who own more than 10% of our capital stock, to file initial reports of ownership and reports of changes in ownership of any of our securities with the Securities and Exchange Commission (the “SEC”), The Nasdaq Stock Market, Inc. (the “Nasdaq”) and the Company.
          Based solely upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2005 with their reporting requirements, with the exception of one late filing on Form 4 made on June 16, 2005 on behalf on Linda A. Mason to report one indirect grant of options on May 24, 2005.

CORPORATE GOVERNANCE
          We believe that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. The Company has Corporate Governance Guidelines and charters for its Audit Committee, Compensation Committee and Nominating and Governance Committee. You can access our Corporate Governance Guidelines and current committee charters on our website — www.brighthorizons.com — under “Corporate Information” in the Investor Relations section.
Which of the Company’s directors are considered independent?
          The Board has determined that each of the following directors and nominees for directors is an “independent director” within the meaning of the Nasdaq listing standards: Joshua Bekenstein, JoAnne Brandes, E. Townes Duncan, Fred K. Foulkes, David Gergen, Sara Lawrence-Lightfoot, Ian M. Rolland and Marguerite Sallee.
How does the Board select nominees for the Board?
          The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Each potential director nominee is evaluated on the same basis regardless of whether he or she is recommended by management, by a director or by a stockholder. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing with whatever supporting material the stockholder considers appropriate pursuant to the provisions of our bylaws relating to stockholder proposals as described in “Additional Information — Stockholder Proposals for the 2007 Annual Meeting” below.
          Once the Nominating and Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in our Corporate Governance Guidelines, including (1) general understanding of marketing, finance, and other elements relevant to the success of a publicly-traded company in today’s business environment, (2) understanding of our business, and (3) diversity, skills, and educational and professional background.
          The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.
Does the Company have a Code of Ethics?
          The Company has a Code of Ethics applicable to the Company’s officers, including the Chief Executive Officer and Chief Financial Officer. The Company also has a Code of Conduct and Business Ethics (the “Code of Conduct”) applicable to the Company’s employees (including officers) and to members of the Company’s Board of Directors. The Code of Ethics and the Code of Conduct are available on our website — www.brighthorizons.com — under “Corporate Information” in the Investor Relations section.

Can stockholders communicate with the Board?
          Stockholders interested in communicating directly with members of the Board (including specific members of the Board or non-management directors as a group) may do so by writing to Bright Horizons Family Solutions, Inc., Attention: Secretary, 200 Talcott Avenue South, P.O. Box 9177, Watertown, Massachusetts 02471. As set forth in the Corporate Governance Guidelines, the Secretary reviews all such correspondence and regularly forwards to the Board, or the specific directors or group of directors to whom such correspondence is addressed, a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Do directors attend the annual meeting of stockholders?
          We encourage each member of the Board to attend the annual meeting of stockholders. In order to encourage director attendance at the annual meeting of stockholders, a meeting of the Board is generally held immediately following the annual meeting of stockholders each year; 10 of our 12 directors attended the 2005 annual meeting of stockholders.
How are directors compensated?
          Annual Retainer. Each non-employee director receives an Annual Board Retainer of $10,000, 50% of which is payable in cash at the quarterly rate of $1,250, and 50% of which is payable in the form of an annual grant of no-cost restricted stock at each annual shareholder meeting. The number of shares of restricted stock to be granted will be determined by dividing $5,000 by the fair market value of the Company’s common stock on the trading date immediately preceding the date of the award. The restricted stock will vest immediately, but will be restricted as to sale until such time as the non-employee director completes his or her service on the Board.
          Base Compensation. Each non-employee director receives $2,500 for each regularly scheduled Board meeting attended in person or $1,000 for each regularly scheduled Board meeting attended by conference call, and $500 for each specially scheduled meeting attended in person or by conference call.
          Each member of the Compensation Committee also receives $1,000 for each committee meeting attended in person or $500 for each committee meeting attended by conference call. Additionally, the chair of the Compensation Committee receives an annual retainer of $5,000.
          Each member of the Audit Committee also receives $1,500 for each committee meeting attended in person or $750 for each committee meeting attended by conference call. Additionally, the chair of the Audit Committee receives an annual retainer of $10,000.
          Each member of the Nominating and Governance Committee also receives $1,000 for each committee meeting attended in person or $500 for each committee meeting attended by conference call. Additionally, the chair of the Nominating and Governance Committee receives an annual retainer of $2,500.
How often did the Board meet during 2005?
          During 2005, the Board held seven meetings. The average attendance by directors at Board and Committee meetings was 92% and each director attended at least 75% of the total number of meetings of the Board and Committees on which he or she served.

What committees has the Board established?
          The Board has standing Audit, Compensation and Nominating and Governance Committees. The Board has determined that each member of our Audit Committee, Compensation Committee and Nominating and Governance Committee is an independent director within the meaning of the Nasdaq listing standards.
          Audit Committee. The Audit Committee is responsible for making recommendations to the Board concerning our financial statements and the appointment of our independent auditor, reviewing significant audit and accounting policies and practices, meeting with our independent auditor concerning, among other things, the scope of audits and reports, and reviewing the performance of our overall accounting and financial controls. The members of the Audit Committee are Ian M. Rolland (chair), JoAnne Brandes and E. Townes Duncan. The Board has determined that Mr. Rolland and Mr. Duncan are qualified as audit committee financial experts within the meaning of SEC regulations and the Nasdaq listing standards. The Audit Committee met thirteen times in 2005.
          Compensation Committee. The Compensation Committee is charged with reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering our stock incentive plans. The members of the Compensation Committee are Fred K. Foulkes (chair), Joshua Bekenstein and E. Townes Duncan. The Compensation Committee met four times in 2005.
          Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending individuals qualified to serve as directors, reviewing the composition of the Board, monitoring our corporate governance practices, suggesting applicable revisions to our Corporate Governance Guidelines and evaluating periodically the performance of the Board of Directors. The members of the Nominating and Governance Committee are Dr. Sara Lawrence-Lightfoot (chair), Fred K. Foulkes and Marguerite W. Sallee. The Nominating and Governance Committee met once in 2005.
Certain Relationships and Related Transactions — What related party transactions involved directors?
          We have an agreement with S.C. Johnson & Son, Inc. to operate and manage an early care and education center. S.C. Johnson & Son, Inc. is affiliated through common majority ownership with JohnsonDiversey, Inc. In return for its services under these agreements, the Company received management fees and operating subsidies of $245,000 in 2005. JoAnne Brandes, a member of our Board of Directors, is Executive Vice President, Chief Administrative Officer and General Counsel for JohnsonDiversey, Inc.
Report of the Audit Committee
          The Audit Committee of the Board is comprised of three non-employee directors who are independent directors as defined under applicable Nasdaq listing standards and applicable SEC Regulations. The Audit Committee operates under a written charter, which is available on our website — www.brighthorizons.com — under “Corporate Information” in the Investor Relations section.
          The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the outside auditor’s qualifications and independence, and (iv) the performance of the Company’s independent outside auditor. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including assessing the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditor is responsible for planning and carrying out proper annual audits and quarterly reviews of the Company’s financial statements. The independent auditor expresses opinions on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the effectiveness of the Company’s internal control over financial reporting.

          In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditor the written disclosures and the letter required by the Public Company Accounting Oversight Board and Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence.
          The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for their respective audits. The Audit Committee meets with the external auditor, with and without management present, to discuss the results of their examinations, the audit of the effectiveness of the Company’s internal control over financial reporting, management’s progress in assessing the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.
          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.
Ian M. Rolland, Chairman
JoAnne Brandes
E. Townes Duncan
          The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

PROPOSAL 1—ELECTION OF DIRECTORS
Directors Standing for Election
          The Board is divided into three classes (Class I, Class II and Class III). At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. Our Certificate of Incorporation provides that each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Company’s bylaws provide for a Board consisting of thirteen members. The current Board has twelve members and the Nominating and Governance Committee has not yet identified a candidate to fill the remaining vacant position. As such, the Board intends to leave one board position vacant, to be filled at a later date. The proxies cannot be voted for a greater number of persons than the number of nominees named. The Board has nominated and recommends to the stockholders E. Townes Duncan, Sara Lawrence-Lightfoot, David H. Lissy and David Gergen, each of whom is an incumbent Class II director, for election as Class II directors to serve until the 2009 annual meeting of stockholders and until such time as their respective successors are duly elected and qualified.
     If any of the nominees should become unable to accept election, the persons named as proxies on the proxy card may vote for such other person or persons as may be designated by the Board. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to the nominees for election as directors and with respect to our other directors (who are not nominees for election at the annual meeting) is set forth below.
CLASS II DIRECTORS
(To Be Elected; Terms Expire in 2009)

E. Townes Duncan	Age 52
E. Townes Duncan has served as a director of the Company since its inception in 1998. Mr. Duncan has served as the President of Solidus Company, a private investment firm, since January 1997. From November 1993 to May 1997, Mr. Duncan served as Chairman of the Board and Chief Executive Officer of Comptronix Corporation, a provider of electronics contract manufacturing services. From May 1985 to November 1993, Mr. Duncan was a Vice President and principal of Massey Burch Investment Group, Inc., a venture capital corporation. Mr. Duncan is also a director of J. Alexander’s Corporation, an owner and operator of restaurants.

David Gergen	Age 63
David Gergen has served as director of the Company since May 2004. Mr. Gergen has served as editor-at-large at U.S. News & World Report since 1986. He is a professor of public service and the director of the Center for Public Leadership at the Harvard University John F. Kennedy School of Government. Mr. Gergen also regularly serves as an analyst and commentator on various news shows, and he is a frequent lecturer at venues around the world. Mr. Gergen is a member of the Board of Trustees of Duke University and City Year.

Sara Lawrence-Lightfoot	Age 61
Dr. Sara Lawrence-Lightfoot has served as a director of the Company since its inception in 1998. Since 1971, Dr. Lawrence-Lightfoot has been a professor of education at Harvard University. In addition to serving as a director of the Company, Dr. Lawrence-Lightfoot is also a director of the Globe Newspaper Company, a subsidiary of The New York Times Company which owns and publishes The Boston Globe. She is also a director and Chairman of the Board of the John D. and Catherine T. MacArthur Foundation, and a Trustee of the Berklee College of Music. Dr. Lawrence-Lightfoot has received honorary degrees from sixteen universities and colleges including Bank Street College and Wheelock College, two of the nation’s foremost schools of early childhood education.

David H. Lissy	Age 40
David H. Lissy has served as a director of the Company since November 2001 and has also served as Chief Executive Officer of the Company since January 2002. Mr. Lissy served as Chief Development Officer of the Company from 1998 until January 2002. He also served as the Executive Vice President of the Company from June 2000 until January 2002. He joined Bright Horizons, Inc., a predecessor to the Company (“Bright Horizons”), as Vice President of Development in September 1997. Prior to joining Bright Horizons, Mr. Lissy served as Senior Vice President/General Manager at Aetna U.S. Healthcare, the employee benefits division of Aetna, Inc., in the New England region. Prior to that role, Mr. Lissy was Vice President of Sales and Marketing for U.S. Healthcare and had been with U.S. Healthcare in various sales and management roles since 1987. Mr. Lissy is a director of Social Services Coordinators Inc., a private social service organization that works with HMOs to provide enrollment education and assistance free-of-charge to individuals.
The Board recommends that stockholders vote “FOR” these nominees.
Directors Continuing in Office
CLASS III DIRECTORS
(Terms Expire in 2007)

Fred K. Foulkes	Age 64
Professor Fred K. Foulkes has served as a director of the Company since its inception in 1998. Professor Foulkes has been the Director of the Human Resources Policy Institute for Boston University School of Management since 1981 and has taught courses in human resource management and strategic management at Boston University since 1980. Professor Foulkes is a recipient of the Employment Management Association Award and the Fellow Award, the National Academy of Human Resources award of distinction for outstanding achievement in the human resource profession. Professor Foulkes is a director of Panera Bread Company, a leading owner and franchisor of bakeries and cafes, and Display Solutions, Inc., a provider of human resources management software. In addition, Professor Foulkes serves as the chair of the compensation committee for Panera Bread Company.

Linda A. Mason	Age 51
Linda A. Mason has served as a director of the Company since its inception in 1998 and has served as Chairman since December 2001. Ms. Mason also served as Chairman of the Board from July 1998 until May 1999 when she became Co-Chairman of the Board. Ms. Mason co-founded Bright Horizons and served as a director and President of Bright Horizons from its inception in 1986 until the Merger in July 1998 between Bright Horizons and CorporateFamily Solutions, Inc. (the “Merger”). Prior to founding Bright Horizons, Ms. Mason was co-director of the Save the Children relief and development effort in Sudan and worked as a program officer with CARE in Thailand. Prior to 1986, Ms. Mason worked as a management consultant with Booz, Allen and Hamilton. Ms. Mason is a director of Whole Foods Market, Inc., an owner and operator of natural and organic food supermarkets, and the Globe Newspaper Company, a subsidiary of the New York Times Company which owns and publishes the Boston Globe. Ms. Mason also is a director of Horizons for Homeless Children, Mercy Corps, and is Chair of the Advisory Board of the Yale School of Management. Ms. Mason is the wife of Roger H. Brown.

Ian M. Rolland	Age 72
Ian M. Rolland has served as a director of the Company since September 1998. Mr. Rolland was Chairman and Chief Executive Officer of Lincoln National Corporation, a provider of life insurance and annuities, property-casualty insurance and related services through its subsidiary companies, from 1992 until July 1998. Mr. Rolland is a director of NiSource, Inc., an energy and utility holding company.

Mary Ann Tocio	Age 58
Mary Ann Tocio has served as a director of the Company since November 2001 and has also served as Chief Operating Officer of the Company since its inception in 1998. Ms. Tocio was appointed President in June 2000. Ms. Tocio joined Bright Horizons in 1992 as Vice President and General Manager of Child Care Operations. She was appointed Chief Operating Officer of Bright Horizons in November 1993, and remained as such until the Merger. From 1983 to 1992, Ms. Tocio held several positions with Wellesley Medical Management, Inc., including Senior Vice President of Operations, where she managed more than 100 ambulatory care centers nationwide. Ms. Tocio is a director of Harvard Pilgrim Health Care, Inc., a nationally recognized leader in health care services and coverage.
CLASS I DIRECTORS
(Terms Expire in 2008)

Joshua Bekenstein	Age 47
Joshua Bekenstein has served as a director of the Company since its inception in 1998. Mr. Bekenstein has been a Managing Director of Bain Capital, LLC, a private investment firm, since its inception in 1984. Mr. Bekenstein serves as a director of Waters Corporation, a manufacturer and distributor of high performance liquid chromatography instruments, Bombardier Recreational Products Inc., a Canadian designer, manufacturer and distributor of motorized recreational products worldwide, and Dollerama, a Canadian chain of discount retail stores.

JoAnne Brandes	Age 52
JoAnne Brandes has served as a director of the Company since its inception in 1998. Ms. Brandes has served as Executive Vice President, Chief Administrative Officer and General Counsel for JohnsonDiversey, Inc. (formerly Johnson Wax Professional), a manufacturer and marketer of cleaning and sanitation products and services, since December 2002. From October 1997 until December 2002, Ms. Brandes served as Senior Vice President and General Counsel of S.C. Johnson Commercial Markets, Inc. Ms. Brandes serves as a director of JohnsonFamily Funds, Inc., a mutual fund, and is a Regent Emeritus in the University of Wisconsin System Board of Regents.

Roger H. Brown	Age 49
Roger H. Brown has served as a director of the Company since its inception in 1998 and has also served as Vice Chairman of the Board since June 2004. Mr. Brown has served as President of Berklee College of Music since June 2004. Mr. Brown was Chief Executive Officer of the Company from June 1999 until December 2001, President of the Company from July 1998 until May 2000 and Executive Chairman of the Company from June 2000 until June 2004. Mr. Brown co-founded Bright Horizons and served as Chairman and Chief Executive Officer of Bright Horizons from its inception in 1986 until the Merger. Prior to 1986, he worked as a management consultant for Bain & Company, Inc. Mr. Brown currently serves as a director of Horizons for Homeless Children and Stand for Children, non-profit organizations dedicated to improving the quality of life for children. He also serves as a director of Stoneyfield Farm, Inc., the nation’s largest organic yogurt and ice cream company. Mr. Brown is the husband of Linda A. Mason.

Marguerite W. Sallee	Age 60
Marguerite W. Sallee was elected as a director of the Company in December 2004. Ms. Sallee previously served as director of the Company from 1998 to March 2003. Ms. Sallee also served as Chief Executive Officer of the Company from 1998 until May 1999 and Co-Chairman of the Board of the Company from May 1999 to December 2001. Ms. Sallee has served as President and Chief Executive Officer of America’s Promise – The Alliance for Youth founded by Secretary of State Colin Powell and his wife, since October 2004. From March 2003 until September 2004, Ms. Sallee was Staff Director for the U.S. Senate Subcommittee on Children and Families. Ms. Sallee served as President and Chief Executive Officer of The Brown Schools, Inc, the largest national provider of educational and treatment services for young people at risk, from August 2001 until March 2003. From July 1999 until August 2001, Ms. Sallee was the Chief Executive Officer of Frontline Group, Inc., a corporate training company. Ms. Sallee was a founder of

CorporateFamily Solutions, Inc., a predecessor to the Company, and served as President, Chief Executive Officer and a director of CorporateFamily Solutions from February 1987 until the Merger. She is a director of Saks Incorporated, an owner and operator of department stores.

PROPOSAL 2—CONSIDERATION AND APPROVAL OF THE BRIGHT HORIZONS FAMILY SOLUTIONS, INC. 2006 EQUITY AND INCENTIVE PLAN
          Our Board has adopted and recommends that you approve the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan (the “Plan”) to replace our Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”). If approved by stockholders, the Plan will authorize awards in respect of an aggregate 1,750,000 shares. If stockholder approval of the Plan is received at the annual meeting, no further awards will be granted under the 1998 Plan. If approved by our stockholders, the Plan will be effective as of June 6, 2006.
          The primary purpose of the Plan is to promote the interests of the Company and its stockholders by (i) attracting and retaining key officers, employees, advisory board members and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking the compensation of those individuals to the long-term interests of the Company and its stockholders.
          The following is a brief summary of the principal features of the Plan, which is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.
          Shares Available for Awards under the Plan. Under the Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Plan is 1,750,000 (which includes 200,000 shares with respect to which awards under the 1998 Plan were authorized but not awarded). Except as adjusted in accordance with the terms of the Plan, no more than 550,000 shares authorized under the Plan may be awarded as awards other than options. The maximum number of shares with respect to which awards may be granted under the Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 1998 Plan, but which terminate, expire unexercised, are forfeited or cancelled without the delivery of shares under the terms of the 1998 Plan after the effective date of this Plan.
          Shares covered by an award granted under the Plan, or to which such an award relates, that are forfeited, or if the award otherwise expires unexercised or is cancelled without the delivery of shares, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become shares with respect to which awards may be granted. Shares of common stock issued under the Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, (“Substitute Awards”) do not reduce the number of shares available for awards under the Plan.
          In addition, the Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these limitations, no single participant may receive options or stock appreciation rights (“SARS”) in any calendar year that, taken together, relate to more than 200,000 shares, subject to adjustment in certain circumstances.
          With certain limitations, awards made under the Plan may be adjusted by a committee of the Board composed of not less than two non-employee directors (the “Committee”) in its sole discretion.
          Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Plan. As of March 31, 2006, approximately 18,000 individuals were eligible to participate in the Plan. A committee will administer the Plan, except with respect to awards to non-employee directors, for which the Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an “outside director” within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of the Nasdaq. Subject to the terms of the Plan, the Committee is authorized to (i) select participants, (ii) determine the type and number of awards to be granted, (iii) determine the timing, terms and conditions of any award, (iv) accelerate the time at which all or any part of an award may be settled or exercised, (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or award made under, the Plan; (viii) in certain circumstances, amend or modify the terms of any award at or after grant with the consent of the holder of the award; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board set forth in the Plan to amend or terminate the Plan.
          Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Plan. The Committee is also authorized to grant SARS, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
          A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.
          Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.
          Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
          Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.
          Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.
          Performance awards are subject to certain specific terms and conditions under the Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) total sales or revenues or sales or revenues per employee (j) production (separate work units or SWUs); (k) stock price or total stockholder return; (l) dividends; (m) debt reduction; or (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.
          To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Plan is 200,000 and the maximum annual amount of all performance awards that are settled in cash is $1,000,000.
          Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Plan.
          Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the Plan, including options and SARs, restricted shares and restricted share units, and other stock-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the Plan will be administered by the Board.
          Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
          Change in Control. Unless otherwise provided in an agreement making an award or other contractual agreement between the Company and a participant, if, within one (1) year following a Change in Control (as defined in the Plan), a participant’s employment with the Company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Retirement or Early Retirement (as defined in the Plan); (d) for Good Reason (as defined in the Plan) by the participant; or (e) involuntary termination by the Company for any reason other than for Cause (as defined in the Plan), all outstanding awards of such participant shall vest, become immediately exercisable and payable and have all restrictions lifted.
          Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion of the Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
          Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.
          Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Plan.
          Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.
          If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

          The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.
          Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of an SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.
          Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.
          The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Plan are urged to consult a tax advisor as to the tax consequences of participation.
          The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
          Equity Compensation Plan Information.
          The following table sets forth, as of December 31, 2005, certain information with respect to shares of common stock authorized for issuance under the Company’s equity compensation plans:

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,152,106	$15.94	397,620

Equity compensation plans not approved by security holders	—	—	—

Total	2,152,106	$15.94	397,620
The Board recommends that stockholders vote “FOR” the proposal to approve the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan.

EXECUTIVE COMPENSATION
Summary Compensation Table
          The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and certain other of our executive officers (the “named executive officers”) for services rendered to us.

				Long – Term Compensation
		Annual Compensation		Awards
				Restricted		Securities
				Stock		Underlying	All Other
	Fiscal	Salary	Bonus	Awards		Options	Compensation
Name and Principal Position	Year	($) (1)	($)	($)		(#)	($) (2)
David H. Lissy	2005	288,750	345,000	371,263	(3)	43,030	11,516
Chief Executive Officer	2004	261,250	294,000	283,200	(4)	—	13,040
	2003	236,000	142,000	—		30,000	12,512

Mary Ann Tocio	2005	288,750	345,000	315,470	(3)	33,100	13,357
President and	2004	261,250	294,000	283,200	(4)	—	14,881
Chief Operating Officer	2003	236,000	142,000	—		30,000	14,354

Linda A. Mason	2005	83,350	75,000	—		4,000	2,921
Chairman(5)	2004	46,300	23,200	94,000	(4)	—	1,458
	2003	89,000	44,500	—		8,000	1,698

Elizabeth J. Boland	2005	210,000	94,500	220,416	(3)	14,000	3,464
Chief Financial Officer and	2004	191,400	120,000	141,600	(4)	—	4,710
Treasurer	2003	181,000	72,500	—		16,000	4,384

Stephen I. Dreier	2005	190,800	66,800	180,810	(3)	4,000	3,839
Chief Administrative Officer	2004	185,250	55,600	94,400	(4)	—	3,801
and Secretary	2003	180,000	45,000	—		8,000	3,708

(1)	Includes amounts deferred by the employee under our 401(k) plan.

(2)	For 2005, consists of Company matching contributions to the employee’s 401(k) plan account, a $7,200 car allowance payment made to each of Mr. Lissy and Ms. Tocio and supplemental disability insurance premiums of $2,313, $4,154, $1,460 and $1,585, respectively, for Mr. Lissy, Ms. Tocio, Ms. Boland and Mr. Dreier.

(3)	Represents the 2005 grant of restricted stock awards under the Company’s equity incentive choice plan (discussed more fully in the Report of the Compensation Committee on page 22) under which Mr. Lissy, Ms. Tocio, Ms. Boland and Mr. Dreier received, subject to vesting, 21,560, 12,240, 12,800, and 8,100 shares of common stock, respectively. The restricted stock awards vest 100% on February 28, 2008. The values set forth above are based on the closing price of our common stock on the date of grant, February 28, 2005 ($34.44 as reported on The Nasdaq National Market and after taking into account the two-for-one stock split that occurred on March 18, 2005). The values of the unvested restricted stock awards granted in 2005 as of December 31, 2005 held by Mr. Lissy, Ms. Tocio, Ms. Boland and Mr. Dreier were $427,535, $347,417, $253,824 and $201,951, respectively. The restricted stock awards are entitled to dividends, if any, payable on our common stock.

(4)	Represents the 2004 grant of restricted stock awards under which Mr. Lissy, Ms. Tocio, Ms. Mason, Ms. Boland and Mr. Dreier received, subject to vesting, 12,000, 12,000, 4,000, 6,000 and 4,000 shares of common stock, respectively. The restricted stock awards vest over five years at 20% beginning on January 1, 2005. The values set forth above are based on the closing price of our common stock on the date of grant, March 4, 2004 ($23.60 as reported on The Nasdaq National Market and after taking into account the two-for-one stock split that occurred on March 18, 2005). The values of the unvested restricted stock awards granted in 2004 as of December 31, 2005 held by Mr. Lissy, Ms. Tocio, Ms. Mason, Ms. Boland and Mr. Dreier were $355,680, $355,680, $118,560, $177,840 and $118,560, respectively. The restricted stock awards are entitled to dividends, if any, payable on our common stock.

(5)	Ms. Mason’s salary and bonuses are prorated and paid each year based on her part-time schedule appropriate to each year.

Option Grants for Fiscal 2005
          The table below sets forth the following information with respect to option grants to the named executive officers during 2005 under our Amended and Restated 1998 Stock Incentive Plan:
•	the number of shares of common stock underlying options granted during the year;

•	the percentage that such options represent of all options granted to employees during the year;

•	the exercise price;

•	the expiration date; and
the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

	Individual Grants
						Potential Realizable Value at
	Number of		Percent of Total			Assumed Annual Rates of Stock
	Securities		Options			Price Appreciation for Option Term
	Underlying		Granted to	Exercise or
	Options		Employees in	Base Price	Expiration
Name	Granted (#)		2005 (%)	($/Share)	Date	5% ($)	10% ($)

David H. Lissy	43,030	(1)	12.54%	34.44	2/28/12	603,304	1,405,954

Mary Ann Tocio	33,100	(1)	9.65%	34.44	2/28/12	464,080	1,081,503

Linda A. Mason	4,000	(2)	1.17%	38.00	10/12/12	61,879	144,205

Elizabeth J. Boland	14,000	(1)	4.08%	34.44	2/28/12	196,288	457,433

Stephen I. Dreier	4,000	(1)	1.17%	34.44	2/28/12	56,082	130,695

(1)	Options will vest 100% on February 29, 2008.

(2)	Options will vest 100% on October 12, 2008.
Option Exercises and Values for Fiscal 2005
          The table below sets forth the following information with respect to option exercises during 2005 by each of the named executive officers and the status of their options at December 31, 2005:
•	the number of shares of common stock acquired upon exercise of options during 2005;

•	the aggregate dollar value realized upon the exercise of such options;

•	the total number of shares of common stock underlying exercisable and non-exercisable stock options held at December 31, 2005; and

•	the aggregate dollar value of in-the-money exercisable options at December 31, 2005.

			Number of Securities Underlying
			Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares Acquired		December 31, 2005(#)		December 31, 2005($) (1)
Name	On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
David H. Lissy	221,982	6,246,828	29,742	147,430	689,474	2,656,098

Mary Ann Tocio	44,555	1,203,499	183,593	137,500	4,687,678	2,630,181

Linda A. Mason	8,000	139,792	—	13,600	—	227,776

Elizabeth J. Boland	20,436	615,948	12,800	29,200	307,480	396,924

Stephen I. Dreier	16,000	318,180	26,636	13,600	721,786	238,216

(1)	The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($37.05 as reported on The Nasdaq National Market on December 31, 2005) and the respective exercise prices of the stock options.

Severance Agreements
          We have severance agreements with Stephen I. Dreier, David H. Lissy, Elizabeth J. Boland and Mary Ann Tocio which provide the following benefits to them if their employment is terminated within twenty-four (24) months following a “change of control” (as defined below) for any reason other than for “cause” (as defined in the severance agreements), death or disability or if they terminate their own employment for “good reason” (as defined in the severance agreements):
•	Accrued and unpaid base salary as of the date of termination plus a prorated portion of any bonus payable for the fiscal year in which the termination occurs;

•	For a period of twenty-four months or until the employee secures other employment (whichever is less), monthly severance pay equal to 1/24 (1/26 in the case of Ms. Tocio) of the employee’s total salary and cash bonus for the employee’s last two years of employment with us;

•	For a period of twenty-four months or until the employee becomes eligible for participation in a group health plan of another employer (whichever is less), payment by us of the employee’s and the employee’s dependents’ premiums for continuation of health insurance coverage or participation in a substantially similar health plan; and

•	Automatic vesting of the employee’s stock options immediately prior to the change in control, notwithstanding any provision of our stock incentive plans or any option agreements.
          A “change in control” will be deemed to have occurred if:
•	Any person becomes the beneficial owner of 50% of the voting power of our outstanding securities;

•	We are a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, pursuant to which the Board members in office prior to the transaction constitute less than a majority of the Board thereafter; or

•	Certain changes to the composition of the Board occur, as more particularly described in the severance agreements.
          In addition, the severance agreements prohibit each employee from competing against us during the period in which the employee is receiving severance benefits and divulging any of our trade secrets or other confidential information.
          Ms. Tocio’s and Mr. Lissy’s severance agreements also provide that they will receive the same benefits set forth above for a period of one year if they are terminated without cause, or if they terminate their employment for good reason, without a change in control of the Company, except that stock options will not automatically vest upon such termination of employment.
Compensation Committee Interlocks and Insider Participation
          During fiscal 2005, the Compensation Committee of the Board was composed of Fred K. Foulkes, Joshua Bekenstein and E. Townes Duncan. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among our executive officers, members of the Compensation Committee or entities whose executives serve on the Board or the Compensation Committee that require disclosure under applicable SEC regulations.

Report of the Compensation Committee on Executive Compensation
          The Compensation Committee is composed exclusively of non-employee, independent directors. The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies and practices and determining the compensation levels for the executive officers, including the Chief Executive Officer. The Company’s executive compensation policies and practices are designed to attract and retain high quality leadership, and to assure that the Chief Executive Officer and other executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies and to generally support organizational and stockholder interests.
What is the Company’s philosophy and what are its policies for executive officer compensation?
          The primary objectives of the Company’s executive compensation policies are:
•	to attract and retain talented executives by providing a compensation program that is competitive with the compensation provided to executives at companies of comparable size and position in service businesses, while maintaining compensation within levels that are consistent with the Company’s business plan, financial objectives and operating performance;

•	to provide appropriate incentives for executives to work towards the achievement of the annual performance goals established by the Company; and

•	to align more closely the interests of its executives with those of stockholders by providing long-term incentive compensation in the form of stock option awards and other equity-based, long-term incentive compensation.
          In setting and reviewing compensation for the executive officers, the Compensation Committee considers several different factors designed to assure that compensation levels are properly aligned with the Company’s business strategy, corporate culture and operating performance. Among the factors considered are the following:
•	Comparability—The Committee considers the compensation packages of similarly situated executives at companies deemed to be most comparable to the Company. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

•	Pay for Performance—The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses which have been determined on the basis of certain objective and subjective targets and goals.

•	Equity Ownership—The Committee believes that an integral part of the executive compensation program at the Company is equity-based compensation plans which encourage and create ownership of the Company’s stock by its executives, thereby aligning more closely executives’ long-term interests with those of the stockholders. These long-term incentive programs are principally reflected in the Company’s stock-based incentive plans. The Committee believes that significant stock ownership is a major incentive in building stockholder value and reviews awards of equity-based incentives with that goal in mind.

•	Qualitative Factors—The Committee believes that in addition to corporate performance and specific division performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions that a particular individual makes to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives, development skills, public affairs and civic involvement have been deemed to be important qualitative factors to take into account in considering levels of compensation.
How was base compensation determined in 2005?
          The Compensation Committee subjectively determined base compensation on the basis of what it viewed to be the appropriate levels of base compensation after taking into consideration the contributions of each executive officer, a review of the base compensation of executive officers of comparable companies, and its experience with the Company and in businesses generally. In addition, the Committee, with the assistance of an independent outside consulting firm, performed a comprehensive review and evaluation of the Company’s executive compensation and incentive plan. The Committee set base compensation for 2005 based upon the results of this review and evaluation and an assessment by the Committee of the Company’s 2004 performance and the performance of the Company’s executive officers.
How was base compensation of the Chief Executive Officer determined in 2005?
          The Compensation Committee believes that the Chief Executive Officer’s compensation is consistent with its general policies and procedures concerning executive compensation and is appropriate in light of the Company’s financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and following the same general policies as such other long-term incentive awards.
          The Compensation Committee subjectively determined base compensation of the Chief Executive Officer on the basis of a review of the base compensation of chief executive officers of comparable companies, its experience with the Company and in business generally, and what it viewed to be the appropriate levels of base compensation after taking into consideration the contributions of the Chief Executive Officer.
How was incentive compensation determined in 2005?
          Annual Incentive Compensation. For 2005, the Compensation Committee reviewed the Company’s executive officer performance in terms of achieving pre-tax profitability targets and each executive officer’s contribution to the achievement of this objective. Based on its review of the performance goals and on subjective factors taken into consideration, the Committee approved incentive payments aggregating $926,300 for 2005 for the executive officers, including $345,000 for Mr. Lissy, the Company’s Chief Executive Officer in 2005. No material factors in addition to the ones discussed above were considered in setting the incentive compensation of the Chief Executive Officer.
          Long-Term Incentive Compensation. The Compensation Committee believes the Company as a part of its regular executive compensation policies should grant awards of long-term, equity-based incentives to executive officers as part of the compensation package that is reviewed annually for each executive officer. In making these awards, the Committee establishes guidelines at the time of the annual review and takes into account the recommendations of the Chief Executive Officer and the President prior to approving awards of long-term, equity-based incentive compensation to the other executive officers.
          In 2005 the Compensation Committee adopted an equity compensation plan for the Chief Executive Officer, the Chief Operating Officer and President, the Chief Financial Officer and the Chief Administrative Officer for 2005 (the “Equity Plan”). This plan was developed with the assistance of an outside, independent executive compensation consulting firm to align more closely the executive officers’ interests with the Company’s long-term strategic and operational results. Under the Equity Plan, the named executive officers were offered a choice of three equity alternatives:
(1)	non-qualified stock options granted with an exercise price equal to the market price of the underlying stock at the date of grant (“stock options”);

(2)	restricted stock granted with no purchase price (“restricted stock”); or

(3)	restricted stock with a purchase price equal to 50% of the market price of the underlying stock at the date of grant (“purchased restricted stock”).
          Each of the three equity alternatives vests 100% at the end of a three-year term. The stock options expire at the end of seven years. Each named executive officer elected to choose one of the three equity alternatives or a combination of the equity alternatives by allocating a percentage among the three equity alternatives (up to 100%); provided, however, that no named executive officer could allocate more than 50% of his or her award to restricted stock.

          Based upon its review and evaluation of the Company’s performance and each named executive officer’s individual performance and contributions, along with expectations for future performance and contributions, the Compensation Committee approved a maximum number of shares available to each executive officer for each of the equity alternatives. The following table reflects the maximum number of shares approved for each equity alternative by the Committee:

			Purchased
	Stock	Restricted	Restricted
Executive Officer	Options	Stock	Stock

David H. Lissy	66,200	15,200	61,600
Mary Ann Tocio	66,200	15,200	61,600
Elizabeth J. Boland	28,000	6,200	25,600
Stephen I. Dreier	20,000	4,800	19,000
          In 2005, the Compensation Committee granted 8,480 shares of restricted stock, 46,220 shares of purchased restricted stock and stock options to purchase an aggregate of 98,130 shares of common stock to all executive officers, including 21,560 shares of purchased restricted stock and stock options to purchase an aggregate 43,030 shares of common stock to Mr. Lissy, the Company’s Chief Executive Officer in 2005.
How is the Company addressing Internal Revenue Code limits on deductibility of compensation?
          Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company’s Chief Executive Officer and four other most highly compensated executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the Company as a tax deduction. The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Stock options and other equity-based incentives granted under the Company’s stock incentive plans qualify as performance-based compensation. None of the executive officers received compensation in 2005 that would exceed the $1,000,000 limit on deductibility. The Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.
Fred K. Foulkes, Chairman
Joshua Bekenstein
E. Townes Duncan

PERFORMANCE GRAPH
          The following graph compares our cumulative total stockholder return on our common stock from December 31, 2000 through December 31, 2005 with the cumulative total return of the following:
•	the Russell 2000 Index; and

•	a peer group that we selected in good faith, consisting of us and three other companies in our industry: Learning Care Group, Inc., New Horizon Kids Quest, Inc. and Nobel Learning Communities, Inc. (the “Peer Group”).
          The graph assumes that $100 was invested on December 31, 2000 in our common stock and the index and peer group noted above, and that all dividends, if any, were reinvested. No dividends have been declared or paid on our common stock since December 31, 2000.

Total Return Analysis	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005

Bright Horizons Family Solutions	$100.00	$107.14	$107.64	$160.77	$247.89	$283.64
Peer Group	$100.00	$106.03	$103.02	$154.73	$240.11	$309.48
Russell 2000 Index	$100.00	$101.03	$79.23	$115.18	$134.75	$139.23

INDEPENDENT AUDITOR
Audit and Non-Audit Fees
          The Audit Committee selected Deloitte & Touche LLP (“Deloitte”) to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005, after dismissing PricewaterhouseCoopers LLP (“PwC”) on August 10, 2005, and has selected Deloitte to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. It is anticipated that representatives of Deloitte will attend the annual meeting to respond to questions and to make such statements as they desire.
          As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2005, the Audit Committee dismissed PwC as the Company’s independent registered public accounting firm, effective August 10, 2005.
          The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
          During the fiscal years ended December 31, 2004 and 2003, and through August 10, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such years, and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K, except as noted in the following sentence. The Company had material weaknesses in internal control over financial reporting, as disclosed in Item 4 of the Company’s Form 10-Q for the quarter and nine-month period ended September 30, 2005 and Item 9A of the Company’s Form 10-K for the year ended December 31, 2004, relating to the following: (i) the monthly reconciliation of cash accounts for its operations in the United Kingdom and (ii) the determination of certain significant employee-related accruals in accordance with generally accepted accounting principles. Remediation efforts related to such material weaknesses have been completed, as discussed in the Form 10-K for the year ended December 31, 2005.
          We have provided PwC with a copy of the foregoing statements. A copy of PwC’s letter to the SEC indicating whether or not it agrees with the above disclosures, dated August 10, 2005, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on August 10, 2005.
          In deciding to engage Deloitte, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence.
          During the two most recent fiscal years of the Company ended December 31, 2004, and the subsequent interim period through the date of dismissal, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
          The following table presents fees for audit, audit-related, tax and other services rendered by the Company’s independent registered public accounting firm for the years ended December 31, 2005 and 2004.

	Deloitte	PwC	PwC
Type of Fees	2005	2005	2004
Audit Fees (1)	$1,319,850	$125,200	$1,458,920
Audit-Related Fees (2)	—	24,500	23,000
Tax Fees (3)	—	—	6,500
All Other Fees (4)	—	1,400	—

Total Fees	$1,319,850	$151,100	$1,488,420

(1)	Audit Fees for the years ended December 31, 2005 and 2004 included fees associated with the integrated audit of the consolidated financial statements and of our internal controls over financial reporting and reviews of all associated quarterly financial statements for both years.

(2)	Audit Related Fees for the year ended December 31, 2005 included costs associated with the change in the Company’s independent registered public accounting firm, the Company’s acquisition of ChildrenFirst Inc. and employee benefits reporting. Audit Related Fees for the year ended December 31, 2004 included consultation fees related to internal controls and employee benefits.

(3)	Tax Fees in 2004 represent amounts paid for tax filings in Ireland.

(4)	All Other Fees in 2005 represent research fees related to the reporting of the Company’s acquisition of ChildrenFirst Inc.
Pre-Approval of Audit and Non-Audit Fees
          SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent auditor. The Audit Committee has an Audit Committee Pre-Approval Policy which prohibits our independent auditor from performing certain non-audit services and any services that have not been approved by the Audit Committee consistent with the Section 202 rules. The policy establishes procedures to ensure that proposed services are brought before the Audit Committee for consideration and, if determined by the Committee to be consistent with the auditor’s independence, approved prior to initiation, and to ensure that the Audit Committee has adequate information to assess the types of services being performed and fee amounts on an ongoing basis. The policy allows delegation of pre-approval responsibility to one or more members of the Committee, within certain financial guidelines, along with a requirement that amounts approved by the members must be presented to the full Committee within three business days.
          For the year ended December 31, 2005, all services provided by our independent auditors have been subject to pre-approval by the Audit Committee.

ADDITIONAL INFORMATION
          Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the annual meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting — that is, with respect to the 2007 annual meeting, between February 6, 2007 and March 8, 2007. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See “Corporate Governance – How does the Board select nominees for the Board?” for additional information about stockholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.
          Stockholder Proposals for the 2007 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2007 annual meeting of stockholders may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s Secretary no later than December 29, 2006. Proposals should be sent to Bright Horizons Family Solutions, Inc., Attention: Secretary, 200 Talcott Avenue South, P.O. Box 9177, Watertown, Massachusetts 02471.
          Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
          Financial Statements Available. A copy of our 2005 Annual Report to Stockholders containing audited financial statements accompanies this proxy statement. The 2005 Annual Report does not constitute a part of the proxy solicitation material. Upon written request to our Chief Financial Officer, Bright Horizons Family Solutions, Inc., 200 Talcott Avenue South, P.O. Box 9177, Watertown, Massachusetts 02471, we will provide, without charge, copies of our annual report filed with the SEC on Form 10-K.
          “Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. Requests in this regard should be addressed to Bright Horizons Family Solutions, Inc., Attention: Secretary, 200 Talcott Avenue South, P.O. Box 9177, Watertown, Massachusetts 02471; telephone (617) 673-8000.

EXHIBIT A
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
2006 EQUITY AND INCENTIVE PLAN

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
2006 EQUITY AND INCENTIVE PLAN
Section 1. Purpose.
     This plan shall be known as the “Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Bright Horizons Family Solutions (the “Company”) and its stockholders by (i) attracting and retaining key officers, employees, advisory board members and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.
Section 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     (a) “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.
     (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
     (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
     (d) “Board” shall mean the Board of Directors of the Company.
     (e) “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful”

unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.
     (f) “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:
     (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty-five percent (35%) of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any Subsidiary, or (ii) the Company.
     (ii) During any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period); provided, however, that no individual shall be considered a member of the Board if (1) such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this paragraph; or
     (iii) Approval by stockholders of the Company of:
     (A) A merger, consolidation or reorganization involving the Company, unless,
     (1) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, forty percent (40%) or more of the combined voting power of the outstanding Voting Securities of the corporation (the “Surviving Corporation”) in

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substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; and
     (2) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least one-half of the members of the board of directors of the Surviving Corporation;
     (B) A complete liquidation or dissolution of the Company; or
     (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).
     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
     (g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     (h) “Committee” shall mean a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and (iii) “independent” within the meaning of the listing standards of the NASDAQ National Market.
     (i) “Consultant” shall mean any consultant to the Company or its Subsidiaries or Affiliates.
     (j) “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of

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the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.
     (k) “Director” shall mean a member of the Board.
     (l) “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.
     (m) “Early Retirement” means the retirement of an employee who (i) is 50 years of age or older and (ii) has completed a minimum of 15 years of service with the Company or a subsidiary of the Company.
     (n) “Employee” shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.
     (o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     (p) “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the closing sales price of the Shares on the NASDAQ National Market, or any other such exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.
     (q) “Good Reason” means (i) a material reduction in a Participant’s position, authority, duties or responsibilities, (ii) any reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 50 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.
     (r) “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

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     (s) “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.
     (t) “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.
     (u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
     (v) “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.
     (w) “Other Stock-Based Award” shall mean any Award granted under Sections 9 or 10 of the Plan.
     (x) “Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.
     (y) “Participant” shall mean any Employee, Director, Consultant or other person who receives an Award under the Plan.
     (z) “Performance Award” shall mean any Award granted under Section 8 of the Plan.
     (aa) “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
     (bb) “Restricted Share” shall mean any Share granted under Sections 7 to 10 of the Plan.
     (cc) “Restricted Share Unit” shall mean any unit granted under Sections 7 to 10 of the Plan.
     (dd) “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant’s 65th birthday.
     (ee) “SEC” shall mean the Securities and Exchange Commission or any successor thereto.
     (ff) “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

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     (gg) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.
     (hh) “Shares” shall mean shares of the common stock, $0.01 par value, of the Company.
     (ii) “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted under Sections 6 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.
     (jj) “Subsidiary” shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
     (kk) “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
Section 3. Administration.
     3.1 Authority of Committee. The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any

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other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.
     3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.
     3.3 Action by the Committee. The Committee shall select one of its members as its Chairperson and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.
     3.4 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.
     3.5 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
Section 4. Shares Available For Awards.
     4.1 Shares Available. Subject to the provisions of Section 4.2 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 1,750,000 (which includes 200,000 Shares with respect to which awards under the Company’s Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”) were authorized but not awarded), of which Shares with respect to which Awards other than Options may be granted shall be no more than 550,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards were granted under the 1998 Plan as of the effective date of this Plan, but which terminate, expire unexercised, are forfeited or cancelled without the delivery of Shares under the terms of the 1998 Plan after the

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effective date of this Plan. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award otherwise expires unexercised or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 200,000 Shares.
     4.2 Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable (and, with respect to Incentive Stock Options, in such manner as is consistent with Section 422 of the Code and the regulations thereunder and with respect to Awards to Covered Officers, in such a manner as is consistent with Section 162(m)): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) subject to outstanding Awards under the Plan; (3) the grant or exercise price with respect to any Award under the Plan, provided that the number of shares subject to any Award shall always be a whole number; and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) if deemed appropriate, subject to Section 13, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.
     4.3 Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.
     4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
Section 5. Eligibility.
     Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 10.

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Section 6. Stock Options And Stock Appreciation Rights.
     6.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
     6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options. Except with respect to Substitute Awards, SARs may not be granted at a price less than the Fair Market Value of a Share on the date of grant.
     6.3 Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.
     6.4 Exercise.
     (a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.

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     (b) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.
     (c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.
     (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee), valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an Option to be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.
     (e) At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.
     6.6 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

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Section 7. Restricted Shares And Restricted Share Units.
     7.1 Grant.
     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.
     (b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.
     7.2 Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted

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period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares.
     7.3 Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.
     7.4 Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Unless otherwise provided in the applicable Award Agreement, a Participant shall receive dividend rights in respect of any vested Restricted Stock Units at the time of any payment of dividends to stockholders on Shares. The amount of any such dividend right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Stock Units then credited to the Participant. Any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.
Section 8. Performance Awards.
     8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
     8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award

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and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
     8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.
Section 9. Other Stock-Based Awards.
     The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.
Section 10. Non-Employee Director And Outside Director Awards.
     10.1 The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
     10.2 The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.
Section 11. Provisions Applicable To Covered Officers And Performance Awards.
     11.1 Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.

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     11.2 The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:
(a)	earnings before interest, taxes, depreciation and/or amortization;

(b)	operating income or profit;

(c)	operating efficiencies;

(d)	return on equity, assets, capital, capital employed or investment;

(e)	after tax operating income;

(f)	net income;

(g)	earnings or book value per Share;

(h)	cash flow(s);

(i)	total sales or revenues or sales or revenues per employee;

(j)	production (separate work units or SWUs);

(k)	stock price or total shareholder return;

(l)	dividends;

(m)	debt reduction;

(n)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or

(o)	any combination thereof.
Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance

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period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.
     11.3 With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 200,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,000,000.
     11.4 To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.
     11.5 Unless otherwise expressly stated in the relevant Award Agreement, each Award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.
Section 12. Termination Of Employment.
     The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, Early Retirement or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

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Section 13. Change In Control.
     Notwithstanding any other provision of the Plan, unless otherwise provided in an Award Agreement or other contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant’s employment with the Company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all Awards of such Participant outstanding as of the date of the Change in Control shall vest, become immediately exercisable and payable and have all restrictions lifted.
Section 14. Amendment And Termination.
     14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.
     14.2 Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
     14.3 Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Section 15. General Provisions.
     15.1 Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or as may be provided by the Committee in its discretion, at or after grant, in the Award Agreement or otherwise. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an

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authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.
     15.2 Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.
     15.3. Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of section 409A of the Code.
     15.4 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
     15.5 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     15.6 Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all

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obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.
     15.7 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
     15.8 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.
     15.9 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
     15.10 No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.
     15.11 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.
     15.12 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would

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disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     15.13 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
     15.14 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
     15.15 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
     15.16 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 16. Term Of The Plan.
     16.1 Effective Date. The Plan shall be effective as of June 6, 2006 provided it has been approved by the Board and by the Company’s stockholders.
     16.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, June 6, 2006
8:30 a.m. local time
COMPANY’S CORPORATE OFFICES
200 Talcott Avenue South
Watertown, Massachusetts

Bright Horizons Family Solutions, Inc. 200 Talcott Avenue South Watertown, Massachusetts	proxy
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints David H. Lissy and Elizabeth J. Boland, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all of the shares of voting stock of Bright Horizons Family Solutions, Inc. held by the undersigned on April 13, 2006, at the Annual Meeting of Stockholders to be held at the Company’s corporate offices, 200 Talcott Avenue South, Watertown, Massachusetts, on Tuesday, June 6, 2006 at 8:30 a.m., local time, and any adjournment(s) thereof.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.
See reverse for voting instructions.

▼    Please detach here    ▼

The Board of Director Recommends a Vote FOR Item 1.

1.	Election of Class	01 E. Townes Duncan	03 Sara Lawrence-Lightfoot	☐	FOR	☐	WITHHOLD
	II (2009)	02 David Gergen	04 David H. Lissy		all nominees		AUTHORITY
	Directors:				(except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval Of The Bright Horizons Family Solutions, Inc. 2006 Equity And Incentive Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED FOR APPROVAL OF THE PROPOSALS SET FORTH ABOVE.

Address change? Mark box
Indicate changes below. ☐				Date:

Signature(s) in Box

Please sign exactly as name appears on your stock certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by authorized person.